SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              Form 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                  Date of Report - October 27, 2005

                 UNION NATIONAL FINANCIAL CORPORATION
        (Exact name of registrant as specified in its charter)



    Pennsylvania                0-19214            23-2415179
---------------------------    -------------      -----------

(State or other jurisdiction (Commission File     (IRS Employer
     of Incorporation)             Number)       Identification
                                                    Number)

   101 East Main Street, P.O. Box 567
         Mount Joy, Pennsylvania                        17552
---------------------------------------            --------------
(Address of principal executive offices)              (Zip Code)



 Registrant's telephone number including area code:
                       (717) 653-1441
                        --------------

                                N/A
-----------------------------------------------------------------
   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition
           _____________________________________________

           On October 27, 2005, Union National Financial Corporation issued a press release reporting record third quarter earnings and announcing the fourth quarter cash dividend. The aforementioned is attached as an exhibit to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits
           _________________________________

      (b)  Exhibits.

           Exhibit No.   Description
           ___________   ___________
           99.1          Earnings Release dated October 27, 2005.



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                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             UNION NATIONAL FINANCIAL CORPORATION
                             (Registrant)


Dated: October 27, 2005      /s/Mark D. Gainer
                             ----------------------------------

                             Mark D. Gainer,
                             President & Chief Executive Officer

                            EXHIBIT INDEX

                                        Page Number in
Exhibit                                 Manually Signed Original
_______                                 ________________________

99.1       Press Release                5

                          EXHIBIT 99.1

                         Press Release

                       PRESS RELEASE


  UNION NATIONAL FINANCIAL CORPORATION REPORTS RECORD EARNINGS
  ____________________________________________________________
FOR THE THIRD QUARTER AND ANNOUNCES FOURTH QUARTER CASH DIVIDEND
________________________________________________________________

Mount Joy, Pennsylvania, October 27, 2005. Union National Financial Corporation, the parent bank holding company of Union National Community Bank, reported record earnings of $870,000 for the third quarter of 2005, an increase of 7.9% over earnings of $806,000 for the third quarter of 2004. Basic earnings per share reached a record level of $0.35 for the third quarter of 2005, an increase of 9.4% as compared to basic earnings per share of $0.32 for the third quarter of 2004. Diluted earnings per share amounted to $0.34 for the third quarter of 2005 as compared to $0.31 for the same period of 2004. For the nine months ended September 30, 2005, basic earnings per share amounted to $1.01 and diluted earnings per share amounted to $1.00, as compared to basic earnings per share of $0.94 and diluted earnings per share of $0.92 for the nine months ended September 30, 2004. Consolidated earnings for the nine months ended September 30, 2005, were $2,551,000, as compared to $2,371,000 for the same period of 2004. In addition, earnings for the third quarter of 2005 reflected an increase as compared to earnings of $859,000 for the second quarter of 2005.

Union National's earnings for the third quarter and the first nine months of 2005, as compared to the same periods of 2004, were enhanced by an increase in net interest income and other operating income. This increase in income was partially offset by an increase in the provision for loan losses and an increase in other operating expenses. The increase in net interest income resulted from growth in earning assets and specifically growth in commercial loans, net of the impact of a narrowing net interest margin percentage. The increase in other operating income was primarily due to earnings from Home Team Financial, LLC, Union National Community Bank's new mortgage company subsidiary that commenced operations on July 15, 2005. In addition, there was also an increase in MasterMoney fee income and an increase on commissions received from the sale of alternative investment products. The increase in the provision for loan losses was primarily a result of continued loan growth. The increase in operating expenses primarily related to key strategic initiatives which included Home Team Financial and key additions to our sales team and support staff. There was also an increase in health insurance costs, advertising and marketing expenses and various other expense categories.

Overall, Home Team Financial, LLC and its settlement company subsidiary, TA of Lancaster, LLC contributed to an increase in net interest income of $6,000, an increase in other operating income of $760,000 and an increase in other operating expenses of $711,000. Other operating expenses included the earnings of minority interests in those entities. Net of income taxes, Home Team Financial, LLC contributed $36,000 to the consolidated earnings of Union National during the third quarter of 2005.


The Board of Directors of Union National Financial Corporation approved the payment of its fourth regular quarterly cash dividend for 2005. The cash dividend of 16 cents per share is payable on November 20, 2005, to stockholders of record on November 10, 2005.


FINANCIAL HIGHLIGHTS       Three Months Ended
____________________       __________________
             September 30, 2005 September 30, 2004 Percent Change
             __________________ __________________ ______________
Net Interest Income $ 3,584,000        $ 3,329,000           7.7%
Provision for
  Loan and Lease
  Losses                135,000             95,000          42.1%
Other Operating
  Income              1,895,000          1,017,000          86.3%
Investment Securities
  Gains                  11,000             10,000          10.0%
Other Operating
  Expenses            4,306,000          3,289,000          30.9%
Net Income              870,000            806,000           7.9%


PER SHARE INFORMATION:
Earnings Per Share -
  Basic                   $0.35              $0.32           9.4%
Earnings Per Share -
  Assuming Dilution        0.34               0.31           9.7%
Dividends Per Share       0.160              0.152           5.3%
PERFORMANCE RATIOS:
Net Interest Margin %
   (Taxable-Equivalent)   3.79%              4.02%          -5.7%
Return on Average
   Stockholders' Equity  13.17%             12.37%           6.5%
Return on Average
   Realized Stockholders'
   Equity (1)            13.21%             12.75%           3.6%

(1) Excludes the impact of accumulated other comprehensive income on total stockholders' equity.


                              Nine Months Ended
                              _________________


             September 30, 2005 September 30, 2004 Percent Change
             __________________ __________________ ______________
Net Interest Income $10,680,000        $ 9,615,000          11.1%
Provision for
  Loan and Lease
  Losses                403,000            251,000          60.6%
Other Operating
  Income              4,013,000          2,868,000          39.9%
Investment Securities
  Gains                  46,000            174,000         -73.6%
Other Operating
   Expenses          11,249,000          9,553,000          17.8%
Net Income            2,551,000          2,371,000           7.6%
PER SHARE INFORMATION:
Earnings Per Share -
   Basic                  $1.01              $0.94           7.4%
Earnings Per Share -
   Assuming Dilution       1.00               0.92           8.7%
Dividends Per Share       0.465              0.457           1.8%
PERFORMANCE RATIOS:
Net Interest Margin %
  (Taxable-Equivalent)    3.87%              4.01%          -3.5%
Return on Average
  Stockholders' Equity   12.69%             12.03%           5.5%
Return on Average
  Realized Stockholders'
  Equity(1)              12.80%             12.38%           3.4%

(1) Excludes the impact of accumulated other comprehensive income on total stockholders' equity.



                          Balance Sheet as of
                          ___________________

             September 30, 2005 September 30, 2004 Percent Change
             __________________ __________________ ______________
Total Loans and
  Leases           $290,290,000       $257,962,000          12.5%
Allowance for Loan
  and Lease Losses   (2,628,000)       (2,245,000)          17.1%
Total Assets        439,787,000        384,308,000          14.4%
Total Deposits      295,798,000        255,875,000          15.6%



Total Stockholders'
  Equity             27,337,000         26,304,000           3.9%
PER SHARE INFORMATION:
Book Value Per Share     $10.89             $10.52           3.5%
BALANCE SHEET RATIOS:
Total Stockholders'
  Equity as a %
  of Assets               6.22%              6.84%          -9.1%
Nonperforming Loans
  and Leases as a %
  of Total Loans and
  Leases                   0.71%              0.62%
14.5%


Union National Community Bank, a wholly-owned subsidiary of Union
National Financial Corporation, has been serving its communities for over 150 years. The bank operates seven retail offices in Lancaster County.


For Further Information, Please Contact:
Mark D. Gainer, President/CEO
Union National Financial Corporation
101 East Main Street
P.O. Box 567
Mount Joy, PA 17552-0567
(717) 653-1441

This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand or prices for the company's financial services and products may not occur, changing economic and competitive conditions, technological developments and other risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission.

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